Exhibit 99.1
China New Media Obtains Concession Rights to Operate Its First LED Screen in Tianjin

DALIAN, China, July 7, 2010--China New Media Corp. (OTCBB: CMDI) (the “Company”), a fast-growing advertising media company operating the largest outdoor media network in Dalian, China, today announced that it has obtained the contractual concession rights to install and operate a 22 square-meter indoor LED screen in Tianjin Railway Station from June 25, 2010 to August 25, 2014.

The LED screen will be installed at the intersection of the taxi and bus exits to maximize its visibility to travelers. In addition to the LED screen in Tianjin Railway Station, China New Media also operates advertising light boxes along the taxi exit and the waiting area. Tianjin Railway Station is one of the largest railway stations in China in terms of annual passenger volume.

“We are excited at the prospect of operating media platforms in Tianjin Railway Station for the next few years,” stated James Wang, Chairman and CEO of China New Media Corp. “Following the closing of our LED acquisition in Shenyang, this long-term contract represents another step forward in our strategic expansion plan. This new contract further strengthens our business in Tianjin, one of the big four municipalities and largest coastal cities in North China. Looking forward, we will continue to pursue opportunities to further expand our media resources in China’s first- and second-tier cities, especially in Beijing, Tianjin, Shanghai and Shenyang.”

About China New Media Corp.

Founded in September 2000, China New Media Corp. is headquartered in Dalian, the commercial center of Northeastern China. The company owns and operates the city's largest outdoor media network encompassing over 600 bus shelters furnished with billboards and displays; 130 taxi stops with displays; and 13 large-size billboards, including 3 large-size LED displays at major traffic conjunctions. The company also furnishes more than 400 buses with advertising posters and 28 metro-trains throughout Dalian Metro Lines. China New Media provides comprehensive advertising services from art design to advertisement publishing, from daily maintenance to technical upgrading. Launched in Dalian in 2009, China New Media's proprietary LED multimedia display network, City Navigator®, is one of the country's first web-based outdoor advertising networks.

Forward-Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included herein are "forward-looking statements", including statements regarding the Company's ability to meet its obligations under its various contracts; the timeliness of payments and other economic benefits the Company expects to receive under such contracts; and the Company's ability to maintain its customer relationships and to maintain its ability to pursue its commercial objectives. In addition, the Company’s operations are conducted in the PRC and, accordingly, are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe such as risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Company Contact:

Rita Jiang
Executive Vice President of Finance
646-691-5047
Rita.jiang@gmail.com

Investor Relations Contact:

Dave Gentry
RedChip Companies, Inc.
1-800-733-2447, Ext. 104
Or,
Jon Cunningham
RedChip Companies, Inc.
1-800-733-2447, Ext. 107
info@redchip.com
http://www.redchip.com

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SOURCE:  China New Media Corp.